UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2010 (June 14, 2010)

Oxford Industries, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-04365	58-0831862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Piedmont Avenue, N.E., Atlanta, GA	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 659-2424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07           Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Shareholders of Oxford Industries, Inc. (the “Company”) was held on June 14, 2010. At the meeting, shareholders voted on the following items:

Proposal 1: The following nominees were elected to serve on the Company’s Board of Directors:

Name	For	Against	Abstain	Broker Non-Vote
George C. Guynn	13,638,780	73,901	4,258	1,308,120
Helen B. Weeks	12,987,757	725,224	3,958	1,308,120
E. Jenner Wood III	13,505,523	207,158	4,258	1,308,120

Proposal 2: The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2010 was ratified.

For	Against	Abstain	Broker Non-Vote
14,968,610	51,442	5,007	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD INDUSTRIES, INC.

Date: June 15, 2010	By:	/s/ Thomas E. Campbell
		Name:	Thomas E. Campbell
		Title:	Senior Vice President, General Counsel and Secretary